SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: March 22, 2004

Volkswagen Dealer Finance, LLC.

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	33-34266	38-2748796
(State of Incorporation)	(Commission File Number)	(IRS Employer Id. No.)

3800 Hamlin Road, Auburn Hills, Michigan 48326

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:
(248) 340-6550

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Exhibit Index
Report for the Month Ended February 29, 2004

Item 5. Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended March 22, 2004, provided to JPMorgan, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing
Exhibit 20	Report for the month ended February 29, 2004 provided to Bank One, as trustee under the Volkswagen Credit Auto Master Owner Trust, Series 2000-1	Filed with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust

By:	Volkswagen Dealer Finance, LLC

By:	/s/ Timothy J. Flaherty
Timothy J. Flaherty

Exhibit Index

Designation	Description	Method of Filing
Exhibit 20	Report for the month ended February 29, 2004 provided to Bank One, as trustee under the Volkswagen Credit Auto Master Owner Trust, Series 2000-1	Filed with this report.